EQUITABLE

Equitable Financial Life Insurance Company of America

RETIREMENT CORNERSTONE® SERIES B

Application for an Individual Annuity

Regular Mail:
Equitable
Retirement Service Solutions
P.O. Box 1577
Secaucus, NJ 07096-1577

Express Mail:
Equitable
Retirement Service Solutions
500 Plaza Drive
7th Floor
Secaucus, NJ 07094-3619

For Assistance,
please call 800-338-3434
www.equitable.com

Equitable Advisors, LLC

PLEASE PRINT

1. Contract Series and Type

A. Contract Series

☑ **Series B ($5,000 minimum contribution)**

REQUIRED

B. Choose a Contract Type.

☐ Non-Qualified
☐ Traditional IRA
☐ Roth IRA
☐ SEP IRA
☐ Qualified Plan Defined Contribution (QPDC)
☐ Qualified Plan Defined Benefit (QPDB)
☐ Inherited IRA BCO Direct Transfer of Decedent IRA[1]
☐ Inherited Roth IRA BCO Direct Transfer of Decedent Roth IRA[1]
☐ Non-Spousal Beneficiary QP Direct Rollover to an Inherited IRA BCO[1]
☐ Non-Spousal Beneficiary QP Direct Rollover to an Inherited Roth IRA BCO[1]

[1] GMIB is not available.

REQUIRED

C. Total Initial Contribution(s): $ ______________ (Estimated Value Required In Case of Transfer)

Specify Method(s) of Payment:

☐ Check or Wire (make check payable to: EQUITABLE)
☐ 1035 Exchange (NQ)
☐ CD or Mutual Fund Proceeds (NQ)
☐ Direct Transfer (IRA, Roth IRA or SEP IRA)
☐ Financial Professional/Client will request funds (Equitable's assistance in collecting funds not required) (IRA or Roth IRA)
☐ Rollover (IRA, Roth IRA or SEP IRA)
☐ IRA Regular Contribution for the year 20____ (IRA or Roth IRA)
☐ Employer Contribution to SEP IRA (**Employee contributions not permitted**)
☐ Direct Rollover (Non-Spousal Beneficiary QP to Inherited IRA BCO)[1]
☐ Direct Rollover (Non-Spousal Beneficiary QP to Inherited Roth IRA BCO)[1]

[1] GMIB is not available.

Home Office: 3030 North Third Street, Suite 790, Phoenix, Arizona 85012

ICC20 App01 RC B -Z

X04468_Compact
Equitable Advisors, LLC

Cat. No. 161966
Series B
Page 1 of 9

2. Account Registration
(Must be legal resident of U.S. or U.S. territories)

REQUIRED

Please check one

☐ Individual ☐ UGMA/UTMA (Child's SSN ______________________)

The Owner types below require additional form(s). See the New Business Form Booklet for more information.

☐ Trust ☐ Qualified Plan Trust (DC/DB) ☐ Other Non-Natural Owner

☐ Beneficiary of Deceased IRA Owner ☐ Non-Spousal Beneficiary of Deceased QP Participant

A. Owner

☐ **Male** ☐ **Female** **Date of Birth (MM/DD/YYYY)** ______________ **Daytime Phone #** ______________

Owner Name ____
(First) (Middle Initial) (Last)

Employer Name (for SEP IRA contracts only) ______________________________

Owner Taxpayer Identification Number (Check one) ☐ **SSN** ☐ **EIN** ☐ **ITIN** ______________

____
U.S. Primary Residential Address only — No P.O. Box City State Zip Code

If your Mailing Address is different from the Primary Residential Address above, please provide your Mailing Address in Section 9.

Email Address ______________________________

Annuity Commencement Date: The Annuity Commencement Date will be the Contract Date Anniversary following the Annuitant's 95th birthday. If GMIB is elected, the Annuity Commencement Date will be the Contract Date Anniversary following the Owner's 95th birthday. You may commence Annuity payments earlier by submitting a written request to our Processing Office in accordance with the Contract.

B. PATRIOT Act Information:
Owner must complete this section. If the owner is not an individual, the annuitant must complete this section.

REQUIRED

U.S. Citizen ☐ Yes ☐ No If **yes**, check one: ☐ Valid Driver's License ☐ Passport ☐ State Issued ID

If **no**, check either: ☐ U.S. Visa (Complete below) or ☐ Permanent Resident (Green Card) (Copy of document required)

____
Identification/Passport# Exp. Date U.S. Visa Type (if applicable)

____
Your Employer's Name Your Occupation

C. Joint Owner
(Must be legal resident of U.S. or U.S. territories) NQ only
If GMIB elected, both owners must be ages 50-80.

☐ **Male** ☐ **Female** **Date of Birth (MM/DD/YYYY)** ______________ **Daytime Phone #** ______________

Name ____
(First) (Middle Initial) (Last)

Taxpayer Identification Number (Check one) ☐ **SSN** ☐ **ITIN** ______________

____
U.S. Primary Residential Address — No P.O. Box City State Zip Code

Email Address ______________________________

Joint Owner Form of Identification (Check one) ☐ Valid Driver's License ☐ Passport ☐ State Issued ID

____
Identification Number Exp. Date (MM/DD/YYYY)

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ICC20 App01 RC B -Z
Retirement Cornerstone® — Series B
Page 2 of 9

D. Annuitant

(Required if other than Owner) Annuitant must complete the PATRIOT Act Information section 2B on the previous page if the owner is NOT an individual.

☐ Male ☐ Female **Date of Birth (MM/DD/YYYY)** ______________ **Daytime Phone #** ______________

Name ____
(First) **(Middle Initial) (Last)**

Taxpayer Identification Number (Check one.) ☐ SSN ☐ ITIN ______________

U.S. Primary Residential Address only — No P.O. Box | City | State | Zip Code

E. Joint Annuitant

Only complete this section if this is a NQ 1035 Exchange of an existing contract with joint annuitants who are spouses.
If GMIB elected, both annuitants must be ages 50-80.

☐ Male ☐ Female **Date of Birth (MM/DD/YYYY)** ______________ **Daytime Phone #** ______________

Name (First) (Middle Initial) (Last) | Taxpayer Identification Number (Check one) ☐ SSN ☐ ITIN

U.S. Primary Residential Address only — No P.O. Box | City | State | Zip Code

3. Beneficiary(ies)

(Please use Special Instructions for Additional Beneficiaries)

REQUIRED

Please enter the beneficiaries full name below. Unless otherwise indicated, proceeds will be divided equally.

A. Primary

1. ______________ ____% ______________
Primary Beneficiary Name | Relationship to Owner[1]
☐ SSN ☐ EIN ☐ ITIN ______________
Date of Birth (MM/DD/YYYY)
Address | Phone #

2. ______________ ____% ______________
Primary Beneficiary Name | Relationship to Owner[1]
☐ SSN ☐ EIN ☐ ITIN ______________
Date of Birth (MM/DD/YYYY)
Address | Phone #

B. Contingent

1. ______________ ____% ______________
Contingent Beneficiary Name | Relationship to Owner[1]
☐ SSN ☐ EIN ☐ ITIN ______________
Date of Birth (MM/DD/YYYY)
Address | Phone #

2. ______________ ____% ______________
Contingent Beneficiary Name | Relationship to Owner[1]
☐ SSN ☐ EIN ☐ ITIN ______________
Date of Birth (MM/DD/YYYY)
Address | Phone #

[1] Enter the relationship to the annuitant when the Owner is not an Individual.

ICC20 App01 RC B -Z
X04468_Compact
Retirement Cornerstone® — Series B
Page 3 of 9

4. Optional Guaranteed Benefit Rider Elections

REQUIRED

These optional riders are purchased for an additional charge. You should read the disclosure on page 8, the prospectus and applicable supplements for more complete information including the limitations, restrictions, charges and other information that apply to these features before making a selection.

The death benefit, if any, in connection with the Investment Account Value is equal to amounts in the Investment Account Investment Options.

- The benefit riders are optional and may only be chosen at the time of the application. There are additional charges for these riders, unless otherwise noted.
- If you opt out of the GMIB at issue by declining it below in section 4A or 4C, you will not be able to add it later.
- Benefits under these riders apply only to amounts allocated to the Protected Benefit Account Investment Options.
- You may allocate amounts to the Protected Benefit Account Investment Options immediately or at a future date, subject to the terms and limitations of the contract.
- If you do not allocate amounts to the Protected Benefit Account Investment Options, these rider(s) will have no value under your Contract until you allocate amounts at a future date.
- The age requirements for all benefits are based on the Owner's age(s) at the time the contract is issued, regardless of the Owner's age(s) when the application is signed.
- If the owner is ages 81-85, there are no optional benefits available and the death benefit is equal to amounts in the Investment Account only.

REQUIRED

4A: Guaranteed Minimum Income Benefit (GMIB) (Not available for Inherited IRA/Inherited Roth IRA.)

- **Eligible contracts will be automatically issued with the GMIB combined with the Return of Principal death benefit[1] unless you elect otherwise in section 4A, 4B or 4C.**
  - **For single owned contracts the owner must be ages 20-80. For joint owned contracts both owners must be ages 50-80.**
- **The Automatic Reset program will be automatically included with the GMIB unless you opt-out in Section 4D.**

To opt out of the GMIB, please check the box below.

☐ I decline the GMIB (Please go to section 4C to select GMDB only)

4B: Guaranteed Minimum Death Benefit (GMDB) with GMIB (Not available for Inherited IRA/Inherited Roth IRA)

To elect a GMDB **other than** the Return of Principal death benefit[1] with GMIB, please make an election below:

☐ **Yes,** I wish to elect **Greater of Annual Roll up or Highest Anniversary Value death benefit (Available only for single owner ages 20-65. For joint owners both owners must be ages 50-65.)**

☐ **Yes,** I wish to elect **Highest Anniversary Value death benefit (Available only for single owner ages 20-75. For joint owners both owners must be ages 50-75.)**

4C: GMDB Only (without GMIB)

☐ **Yes, I wish to elect RMD Wealth Guard GMDB[2] without GMIB (Available only for owners age 20 to 68[3])**

☐ **Yes, I wish to elect Highest Anniversary Value death benefit without GMIB (Available only for owners age 0 to 75)**

☐ **Yes,** I wish to elect **Return of Principal GMDB[1] without GMIB (Available only for owners ages 0-80)**

4D: Annual Reset Election

- **If your contract is issued with GMIB, it will automatically include the Automatic Reset program.**
- The Automatic Reset program resets the GMIB and if elected the "Greater of" GMDB each year that you are eligible.

If you accept the Automatic Reset program, resets will occur automatically unless such automatic resets are or have been terminated. The reset will result in a new waiting period to exercise the GMIB of up to the later of 10 years or the original exercise date, but not later than age 95.

To opt out of the Automatic Reset Program, please check the box below.

☐ I decline the Automatic Reset Program.

Or to elect a Customized Reset Program, check the box below.

☐ **Customized Reset Program** Reset my GMIB and if elected "Greater of" GMDB each year up to and including the contract anniversary date in the year ______ (YYYY) only. I understand that resets will only occur during this time period if I am eligible.

---

[1] There is no additional charge for the Return of Principal death benefit.
[2] Available for Traditional IRA, SEP IRA and QPDC only.
[3] The charge for this rider is based on the Owner's age at the time the contract is issued, regardless of the Owner's age when the application is signed. The charge is higher for Owner issue ages 65-68.

ICC20 App01 RC B -Z
X04468_Compact
Retirement Cornerstone® — Series B
Page 4 of 9

5. Investment Selection

REQUIRED

- You must allocate 100% of your initial contributions to either the Investment Options in Section 5A **OR** any Special DCA in Section 5B.
- All future allocations will be apportioned according to the percentages below unless instructed otherwise by you.
- Contributions received after the Special DCA program terminates will be allocated to the Investment Account Investment Options and the Protected Benefit Account Investment Options according to the instructions below.
- If you do not allocate amounts to the Protected Benefit Account Investment Options, the guaranteed benefits will have no value under your contract until you allocate amounts at a future date.

PROTECTED BENEFIT ACCOUNT Investment Options	INVESTMENT ACCOUNT Investment Options
Total Allocation to Protected Benefit Account Investment Options ________% (percent must be a whole number) **If your contract is issued with GMIB and you are younger than age 50, you may not allocate amounts to the Protected Benefit Account until you attain age 50.** Investment in the Protected Benefit Account Investment Options is not available at ages 81-85. **Please see the Protected Benefit Account Investment Options section at the bottom of page 5 to select your allocations.**	**Total Allocation to Investment Account Investment Options** ________ % (percent must be a whole number) **Please see the Investment Account Investment Option section on page 6 to select your allocations.**

Total Investment Account Investment Options percentage plus Protected Benefit Account Investment Options percentage must equal 100%.

Choose either 5A or 5B below.

REQUIRED

5A: Immediate Allocation

☐ Allocate 100% immediately to the Investment Account Investment Options and/or the Protected Benefit Account Investment Options.

5B: Special Dollar Cost Averaging Programs

☐ Allocate 100% immediately to the Special Dollar Cost Averaging Program selected below.

Check box for one time period.

☐ 3 months ☐ 6 months ☐ 12 months

- You may designate either or both the Investment Account Investment Options and the Protected Benefit Account Investment Options as the destination Option for DCA.
- If you select the Protected Benefit Account Investment Options, your funds will be considered invested in the Protected Benefit Account from the date of contribution. The destination cannot be changed to the Investment Account Investment Options at a later date.

PROTECTED BENEFIT ACCOUNT Investment Options

If you allocated 100% to the Investment Account Investment Options proceed to page 6 to enter your allocation instructions.
If your contract is issued with GMIB and you are younger than age 50, you may not allocate amounts to the Protected Benefit Account until you attain age 50.

Percentages must be whole numbers

Allocation %

Growth/Aggressive Growth

________% EQ/AB Dynamic Aggressive Growth GB
________% EQ/AB Dynamic Growth GB
________% EQ/Aggressive Growth Strategy GB
________% EQ/Goldman Sachs Growth Allocation GB
________% EQ/Growth Strategy GB
________% EQ/JPMorgan Growth Allocation GB
________% EQ/Legg Mason Growth Allocation GB

Conservative/Conservative Growth

________% EQ/Conservative Growth Strategy GB
________% EQ/Conservative Strategy GB

Allocation %

Moderate/Moderate Growth

________% 1290 VT Moderate Growth Allocation GB
________% EQ/AB Dynamic Moderate Growth GB
________% EQ/American Century Moderate Growth Allocation GB
________% EQ/AXA Investment Managers Moderate Allocation GB
________% EQ/Balanced Strategy GB
________% EQ/First Trust Moderate Growth Allocation GB
________% EQ/Goldman Sachs Moderate Growth Allocation GB
________% EQ/Invesco Moderate Allocation GB
________% EQ/Invesco Moderate Growth Allocation GB
________% EQ/Legg Mason Moderate Allocation GB
________% EQ/Moderate Growth Strategy GB
100% **Protected Benefit Account Investment Options***

* This amount represents 100% of the percentage shown above in the Protected Benefit Account Investment Options section.

ICC20 App01 RC B -Z
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Retirement Cornerstone® — Series B
Page 5 of 9

INVESTMENT ACCOUNT Investment Options

Percentages must be whole numbers

Allocation %

Asset Allocation

- ______% 1290 VT DoubleLine Dynamic Allocation
- ______% 1290 VT Moderate Growth Allocation
- ______% BlackRock Global Allocation V.I. Fund
- ______% EQ/AB Dynamic Aggressive Growth
- ______% EQ/AB Dynamic Growth
- ______% EQ/AB Dynamic Moderate Growth
- ______% EQ/Aggressive Growth Strategy
- ______% EQ/All Asset Growth Allocation
- ______% EQ/American Century Moderate Growth Allocation
- ______% EQ/AXA Investment Managers Moderate Allocation
- ______% EQ/Balanced Strategy
- ______% EQ/Conservative Growth Strategy
- ______% EQ/Conservative Strategy
- ______% EQ/First Trust Moderate Growth Allocation
- ______% EQ/Goldman Sachs Growth Allocation
- ______% EQ/Goldman Sachs Moderate Growth Allocation
- ______% EQ/Growth Strategy
- ______% EQ/Invesco Moderate Allocation
- ______% EQ/Invesco Moderate Growth Allocation
- ______% EQ/JPMorgan Growth Allocation
- ______% EQ/Legg Mason Growth Allocation
- ______% EQ/Legg Mason Moderate Allocation
- ______% EQ/Moderate Allocation
- ______% EQ/Moderate Growth Strategy
- ______% First Trust/Dow Jones Dividend & Income Allocation Portfolio
- ______% First Trust Multi Income Allocation Portfolio
- ______% Franklin Allocation VIP Fund
- ______% Franklin Income VIP Fund
- ______% Invesco V.I. Equity and Income Fund
- ______% QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Large Cap Blend Stocks

- ______% ClearBridge Variable Appreciation Portfolio
- ______% ClearBridge Variable Dividend Strategy Portfolio
- ______% EQ/ClearBridge Select Equity Managed Volatility
- ______% EQ/Common Stock Index
- ______% EQ/Equity 500 Index
- ______% EQ/Fidelity Institutional AM® Large Cap
- ______% EQ/Franklin Rising Dividends
- ______% MFS® Investors Trust Series

Large Cap Growth Stocks

- ______% BlackRock Large Cap Focus Growth V.I. Fund
- ______% ClearBridge Variable Aggressive Growth Portfolio
- ______% EQ/ClearBridge Large Cap Growth
- ______% EQ/Large Cap Growth Index
- ______% EQ/Loomis Sayles Growth
- ______% EQ/T. Rowe Price Growth Stock
- ______% MFS® Massachusetts Investors Growth Stock Portfolio
- ______% Multimanager Aggressive Equity

Large Cap Value Stocks

- ______% 1290 VT Equity Income
- ______% EQ/BlackRock Basic Value Equity
- ______% EQ/Invesco Comstock
- ______% EQ/JPMorgan Value Opportunities
- ______% EQ/Large Cap Value Index
- ______% EQ/Large Cap Value Managed Volatility
- ______% Invesco V.I. Diversified Dividend Fund

Mid Cap Stocks

- ______% ClearBridge Variable Mid Cap Portfolio
- ______% EQ/American Century Mid Cap Value
- ______% EQ/Goldman Sachs Mid Cap Value
- ______% EQ/Janus Enterprise Portfolio
- ______% EQ/MFS Mid Cap Focused Growth Portfolio
- ______% EQ/Mid Cap Index
- ______% EQ/Mid Cap Value Managed Volatility
- ______% Fidelity® VIP Mid Cap Portfolio
- ______% Invesco V.I. Mid Cap Core Equity Fund

Allocation %

Small Cap Stocks

- ______% 1290 VT GAMCO Small Company Value
- ______% 1290 VT Microcap
- ______% 1290 VT Small Cap Value
- ______% EQ/AB Small Cap Growth
- ______% EQ/Small Company Index
- ______% Invesco V.I. Small Cap Equity Fund

International/Global Stocks

- ______% 1290 VT Low Volatility Global Equity
- ______% 1290 VT SmartBeta Equity
- ______% American Funds Insurance Series® Global Small Capitalization Fund℠
- ______% American Funds Insurance Series® New World Fund®
- ______% EQ/Emerging Markets Equity PLUS
- ______% EQ/International Core Managed Volatility
- ______% EQ/International Equity Index
- ______% EQ/Invesco Global Portfolio
- ______% EQ/Invesco International Growth
- ______% EQ/Lazard Emerging Markets Equity
- ______% EQ/MFS International Growth
- ______% EQ/MFS International Intrinsic Value
- ______% Neuberger Berman International Equity Portfolio
- ______% Templeton Developing Markets VIP Fund

Specialty

- ______% 1290 VT GAMCO Mergers & Acquisitions
- ______% 1290 VT Natural Resources
- ______% 1290 VT Real Estate
- ______% Eaton Vance VT Floating-Rate Income Fund
- ______% EQ/Invesco Global Real Estate
- ______% EQ/MFS Technology
- ______% EQ/MFS Utilities Series
- ______% EQ/T.Rowe Price Health Sciences
- ______% EQ/Wellington Energy Portfolio
- ______% Multimanager Technology
- ______% Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio
- ______% PIMCO VIT CommodityRealReturn® Strategy Portfolio
- ______% ProFund VP Biotechnology
- ______% Templeton Global Bond VIP Fund

High Yield Bonds

- ______% 1290 VT High Yield Bond
- ______% Invesco V.I. High Yield Fund
- ______% Ivy VIP High Income

Bonds

- ______% 1290 VT DoubleLine Opportunistic Bond
- ______% American Funds Insurance Series® Bond Fund℠
- ______% EQ/Core Bond Index
- ______% EQ/Franklin Strategic Income
- ______% EQ/Intermediate Government Bond
- ______% EQ/PIMCO Global Real Return
- ______% EQ/PIMCO Real Return
- ______% EQ/PIMCO Total Return
- ______% EQ/PIMCO Ultra Short Bond
- ______% Fidelity® VIP Strategic Income Portfolio
- ______% Lord Abbett Bond Debenture
- ______% PIMCO VIT Income Portfolio
- ______% Putnam VT Diversified Income Fund

Cash/Cash Equivalents

- ______% Guaranteed Interest Option (GIO) (maximum 25%)
- ______% EQ/Money Market

100% **Investment Account Investment Options***

TOTAL%

* This amount represents 100% of the percentage is shown above in the Investment Account Investment Option section.

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Retirement Cornerstone® — Series B
Page 6 of 9

ICC20 App01 RC B -Z

6. Broker Transfer Authority Disclosure

☐ **Yes.** I have granted authority to each of my Financial Professional(s), which are listed below, to act as my agent and provide to Equitable Investment Option transfer instructions in writing, by telephone or electronically, and I hereby authorize and direct Equitable to act on such instructions. I understand and acknowledge that Equitable (i) may rely in good faith on the stated identity of the person(s) placing such instructions, and (ii) will have no liability for any claim, loss, liability, or expense that may arise in connection with such instructions. Equitable will continue to act upon this authorization until such time as we receive written notification in our Processing Office that broker transfer authority has been terminated. Upon receipt of such notification, Equitable will terminate the Financial Professional's(s') ability to provide transfer instructions on your behalf. Equitable may (i) change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior notice, and (ii) restrict fax, internet, telephone and other electronic transfer services because of disruptive transfer activity.

7. Current Insurance

REQUIRED

BOTH questions in the Owner Response and the Financial Professional Response columns must be completed and match for the contract to be issued.

Replacement Questions	Owner Response	Financial Professional Response
1. Do you have any other existing life insurance or annuities? *(If yes, a State Requirements Questionnaire may be required)*	☐ Yes ☐ No	☐ Yes ☐ No
2. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Owner? *(If yes, complete the following below and submit a State Requirements Questionnaire, if required.)*	☐ Yes ☐ No	☐ Yes ☐ No

Please list the contract(s) below that will be used to fund this new Equitable contract

Company	Type of Plan	Year Issued	Certificate/Contract Number
Company	Type of Plan	Year Issued	Certificate/Contract Number
Company	Type of Plan	Year Issued	Certificate/Contract Number

8. Fraud Warning

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

9. Special Instructions

Attach a separate sheet if additional space is needed. For Owners whose Mailing Address differs from their Primary Residential Address in Section 2A, please complete the following:

Mailing Address — P.O. Box accepted	City	State	Zip Code

10. Electronic Delivery

☐ **I authorize Equitable to send all documents regarding my contract to me electronically. This means that my contract, contract endorsements, annuity statements, confirmation notices, privacy policy, prospectuses and all other notices regarding my contract will be sent to me electronically.**

My email address is[1]:____

This authorization will continue unless and until revoked and means that Equitable will send an email or notice to me when documents are available on Equitable's website. Please logon to equitable.com to update your email address, revoke your authorization for electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons.

To receive and view such documents electronically, I understand I must register (with a user name and password) for online account access with Equitable. Upon issuance of your contract you will receive an email providing a temporary password and instructions to register for online account access. Through this online account you can view, download or save statements and other documents to your home computer. If the email provided is not a valid address, you will receive paper versions of your statements and other contract related documents. When you agree to do transactions electronically on equitable.com, you agree to the disclosures, terms and requirements pertaining to electronic transactions set forth on the website.

[1]Non-natural owners (such as trusts): please provide the email address of the authorized signatory.

ICC20 App01 RC B -Z
X04468_Compact
Retirement Cornerstone® — Series B
Page 7 of 9

11. Signature and Acknowledgements

GENERAL DISCLOSURE. BY SIGNING BELOW, I/WE UNDERSTAND AND ACKNOWLEDGE THAT:

- **Account value(s) attributable to allocations to the investment options, and any variable annuity benefit payments I may elect, may increase or decrease and are not guaranteed as to dollar amount.**
- In the case of IRAs and qualified plans that provide tax deferral under the Internal Revenue Code, by signing this application I acknowledge that I am buying the Contract for its features and benefits other than tax deferral, as the tax deferral feature of the Contract does not provide additional benefits.
- Under penalty of perjury, I certify that all the Taxpayer Identification Numbers, citizenship and owner status information in Section 2 are correct.
- All information and statements furnished in this application are true and complete to the best of my knowledge and belief.
- Equitable may accept amendments to this application provided by me or under my authority.
- No Financial Professional has the authority to make or modify any Contract on behalf of Equitable, or to waive or alter any of Equitable's rights and regulations. Equitable must agree to any change made to the Contract and benefits applied for, or to the age at issue, in writing signed by an officer of the company.
- Charges under the Contract generally apply for the duration of the Contract.
- The prospectus and applicable supplements contain more complete information including the limitations, restrictions and conditions that applies to the Contract and any optional benefit riders.

OPTIONAL GUARANTEED BENEFIT DISCLOSURE. I/WE UNDERSTAND AND ACKNOWLEDGE THAT:

- There are additional charges for the elected optional benefit riders, unless otherwise noted in this application.
- To receive the benefits under the rider(s), I/we must allocate amounts to the Protected Benefit Account Investment Options either immediately or at a future date, subject to the terms and limitations of the Contract. I understand that allocating amounts to the Protected Benefit Account either immediately or, subject to the terms and conditions of the Contract, on a future Contract Date Anniversary maximizes the benefit of the roll up feature. If Equitable discontinues transfers and contributions to the Protected Benefit Account Investment Options, I/we will thereafter not be able to create or add to the benefit base.
- Contributions and transfers to the GMIB and "Greater of" GMDB (if elected) are only permitted starting at age 50. If I am between the ages of 43 and 49 on my Contract Date, the applicable Initial Lock-in Deferral Rollup Rate and Initial Lock-in Annual Rollup Rate will only apply after I attain age 50, and then only for the amount of time remaining of my first seven Contract Years. If I am age 42 or younger on my Contract Date, the Initial Lock-in Deferral Rollup Rate and Initial Lock-in Annual Rollup Rate will never apply to my Contract and my benefit(s) will rollup based on the applicable Ten Year Treasuries Formula Rate according to the terms of the Contract.
- The rollup rate used for the rollup benefit bases under GMIB and GMDB (if elected) does not represent a guarantee of my Account Value or Cash Value. The rollup rates that apply to my contract are specified in the Rate Sheet Supplement to the Prospectus.
- The benefit base does not represent an Account Value or Cash Value. The benefit base cannot be split in connection with a divorce.
- Unless otherwise declined, contracts with the GMIB will automatically issue with the Automatic Reset program. The Automatic Reset program resets my GMIB and if elected "Greater of" GMDB Rollup Benefit Base each year that I am eligible. Resets will occur automatically unless such automatic resets are or have been terminated. The annual reset will result in a new wait period to exercise the GMIB, of up to the later of 10 years or the original exercise date (but not later than age 95) which may be started beginning on each Contract Date Anniversary that the GMIB and if elected "Greater of" GMDB Rollup Benefit Base is reset. If my Annuity Account Value does not exceed my GMIB benefit base on any Contract Anniversary, no reset will occur. To cancel my reset I must submit a signed and completed reset cancellation request. Any such request must be received at Equitable's processing office at least 1 business day prior to the Contract Date Anniversary to which the cancellation applies. Requests received after this window will apply the following year. I am not able to cancel a reset once it has occurred. For jointly owned Contracts, eligibility to reset the benefit base is based on the age of the older owner.
- Equitable reserves the right to change the charges for the GMIB, the "Greater of" GMDB, and the RMD Wealth Guard GMDB Riders, up to the maximum charges stated in the Contract and prospectus at any time. I will have the option to exercise the GMIB or terminate the GMIB, "Greater of" GMDB or the "RMD Wealth Guard" GMDB Riders if a fee increase is imposed by submitting a written request to Equitable's Processing Office.
- Withdrawals under the Contract may reduce my optional benefit.
- An optional benefit, with the exception of the RMD Wealth Guard GMDB Rider after the first contract anniversary, may be of limited use if required minimum distributions apply, now or in the future, to my Contract because withdrawals that are made from this Contract to meet the required amount may significantly reduce the benefit. However, if I elect the GMIB or "Greater of" GMDB and also elect the Automatic RMD Withdrawal Service, withdrawals of my required minimum distributions made through the automatic RMD Withdrawal Service will not reduce my GMIB or for the "Greater of" GMDB the GMDB Rollup benefit base during the GMDB Rollup Period.

Prospectus Information: **I acknowledge that I have received the most current prospectus and supplements, for Retirement Cornerstone® Series B. After reviewing my financial information and goals with my Financial Professional, I believe that this Certificate/Contract will meet my financial goals.**

REQUIRED

Consent for Delivery of Initial Prospectus on CD-ROM:

☐ **Yes.** By checking this box and signing the enrollment form/application below, I acknowledge that I received the initial prospectus on computer readable compact disk "CD", and that my computer has a CD drive and I am able to access the CD information. In order to retain the prospectus indefinitely, I understand that I must print or download it. I also understand that I may request a prospectus in paper format at any time by calling Customer Service at 800-789-7771, and that all subsequent prospectus updates and supplements will be provided to me in paper format, unless I enroll in Equitable's Electronic Delivery Service.

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ICC20 App01 RC B -Z
Retirement Cornerstone® — Series B
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11. Signature and Acknowledgements (continued)

REQUIRED

Contract State :

We will issue and deliver a contract to you based upon your state of primary residence. If you sign the enrollment form/application in a state other than your primary residence state:

I certify that either: ☐ I have a second residence where the enrollment form/application was signed (the state of sale) **or** ☐ I work or maintain a business in the state where the enrollment form/application was signed (the state of sale). **(Check one)**

When you sign this application, you are agreeing to the elections that you have made in this application and acknowledge that you have read and understand the information.

X ______________________ ______ ______ ______
Owner Signature | City, | State | Date (MM/DD/YYYY)

X ______________________ ______ ______ ______
Joint Owner Signature | City, | State | Date (MM/DD/YYYY)

X ______________________ ______ ______ ______
Annuitant Signature (if other than Owner) | City, | State | Date (MM/DD/YYYY)

X ______________________ ______ ______ ______
Joint Annuitant Signature (if other than Owner) | City, | State | Date (MM/DD/YYYY)

12. Financial Professional Information

REQUIRED

A. Did you (i) verify the identity by reviewing the driver's license/passport of the Owner, or in the case of an entity owner, obtain documentary evidence of entity's existence (e.g. articles of incorporation, trust agreement, etc.), and (ii) inquire about the source of the customer's assets and income? ☐ **Yes** ☐ **No**

B. Is the Proposed Owner/Annuitant, or is their family member or close associate, a government, political official or foreign military official? ☐ **Yes** ☐ **No**

If "Yes", please provide explanation of position and relationship ______________________

C. Is the Proposed Owner/Annuitant currently an Active Duty* Member of the Armed Forces? ☐ **Yes** ☐ **No**

(If Yes, you must also submit a completed and signed LIFE INSURANCE/ANNUITY DISCLOSURE TO ACTIVE DUTY MEMBERS OF THE ARMED FORCES).

*Active Duty means full-time duty in active military service of the United States and includes members of the reserve component (National Guard and Reserve) while serving under published orders for active duty or full-time training. It does not include members of the reserve component who are performing active duty or active duty for training under military calls or orders specifying periods of less than 31 calendar days.

X ______________________ ______________ ELAS ______
Primary Financial Professional Signature | Social Security Number | Agent Code

______________________ ______% ______________
Print Name | | Phone Number

______________________ ______________ ______________
Client Account Number | Email Address | Agent Location

X ______________________ ______________ ______________
Financial Professional Signature | Social Security Number | Agent Code

______________________ ______% ______________
Print Name | | Phone Number

Financial Professional Use Only. Contact your home office for program information.

Once selected, program cannot be changed.

☐ **Option I** ☐ **Option II** ☐ **Option V**

Cat No. 161966
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Retirement Cornerstone® — Series B
ICC20 App01 RC B -Z
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